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                                                                   EXHIBIT 10.12

                         AMENDED CONSULTING AGREEMENT
                         ----------------------------


     THIS AMENDED CONSULTING AGREEMENT (the "AMENDED AGREEMENT") is made and entered into this 1 day of August, 1997, by and between SIGNATURE RESORTS, INC., a Maryland corporation ("SIGNATURE"), RESORT SERVICES, INC., a Virginia corporation ("RSI") and DR. KAY F. GOW AND ROBERT T. GOW, together the principals of RSI (the "PRINCIPALS").

                             W I T N E S S E T H:
                             --------------------

     WHEREAS, the parties hereto did previously enter into a Consulting Agreement dated May 15, 1997, concerning certain consulting services to be provided to Signature by RSI through the activities of the Principals (the "ORIGINAL AGREEMENT"); and

     WHEREAS, Signature acknowledges that RSI and the Principals have and are continuing to perform their obligations satisfactorily; and

     WHEREAS, the parties are desirous of amending the Consulting Agreement to reflect the termination of the obligations of RSI under the Consulting Agreement and in lieu thereof to provide for direct delivery of consultation services by the Principals to Signature.

     NOW, THEREFORE, in consideration of the mutual covenants, promises, agreements, representations and warranties hereinafter set forth, the parties hereto to covenant, promise and agree that the Original Agreement is hereby amended and restated, in its entirety, to state as follows:

     1. The term of the Original Agreement is hereby amended to extend through May 31, 1998 (the "TERM"). This Agreement may not be extended beyond the term unless by agreement signed in writing by the applicable parties.

     2. Section 3 is hereby amended by deleting that Section it in its entirety and in lieu thereof substituting the following:

          3. PERFORMANCE OF SERVICES. Effective September 1, 1997 (the "REVISION
             -----------------------
     EFFECTIVE DATE"), Dr. Kay F. Gow and Robert T. Gow agree to act as a consultant for Signature with respect to matters concerning the Williamsburg Resorts as Signature and the Principal may reasonably agree are necessary and appropriate the Principals shall make themselves available at such times, and shall undertake such activities in connection with this consulting arrangement as may be reasonably necessary for the performance of such services.

     3. Section 4 of the Agreement is amended by deleting that Section in its entirety and in lieu thereof substituting the following:
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        4.      Compensation.
                ------------

                4.1     In consideration for the services performed by Dr. Kay
        F. Gow, signature agrees to pay a monthly consulting fee of $15,000 (plus reasonable pre-approved expenses) for the remaining nine months of the Agreement following the Revision Effective Date. In addition, Signature agrees to pay Dr. Kay F. Gow the sum of $108,129, representing three months of the targeted bonus for Dr. Gow under the initial agreement and a lump sum reimbursement for a portion of the expenses subject to the Original Agreement, such payment to be made by Signature to Dr. Gow upon execution of this Agreement. In consideration for the services performed by Robert T. Gow, Signature agrees to pay a monthly consulting fee of $15,624.75 (plus reasonable pre-approved expenses) for the remaining nine months of the Agreement following the Revision Effective Date.

                4.2 The Principals understand and acknowledge that the compensation provided in Section 4.1 is in lieu of all compensation, expense allowances, rent expenses and bonuses, and any other form of compensation or reimbursement as provided in the Original Agreement. The Principals further acknowledge that effective immediately, Signature will no longer be responsible or obligated to provide to either RSI or the Principals any office space for the provision of their services.

        4.      Section 7 of the Agreement shall be amended by deleting that
Section in its entirety and in lieu thereof substituting the following:

                7.      OTHER EFFECTS OF AMENDED AGREEMENT.
                        ----------------------------------

                        7.1 Each of the Principals hereby agrees to resign from all offices and directorships held by either of the Principals with any homeowners associations affiliated with either Williamsburg Resorts, signature or any affiliate, at the request of Signature.

                        7.2 All parties acknowledge that as of the date of this Amended Agreement, all parties are in full compliance with the Original Agreement that no breach has occurred under the Original Agreement, and that each of the parties to the Original Agreement hereby release all other parties, their successors and assigns, insurers, representatives, attorneys and agents from all actions, causes of action, claims and demands whatsoever arising out of or in connection with the Original Agreement and the performance under the Original Agreement by any parties through the date hereof.

        5. Section 9.11 of the Original Agreement is hereby deleted in its entirety.

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                6.      Except specifically provided herein, the terms of the
        Original Agreement shall survive and shall continue to be binding upon the parties hereto.

                7. For purpose of this Agreement the term "Revision Effective Date" shall be September 1, 1997.

                IN WITNESS WHEREOF, the parties have executed, acknowledged, sealed and delivered this Agreement as of the day and year first set forth above.

                                        SIGNATURE RESORTS, INC.



                                        By:  /s/ Michael Depatie
                                             ----------------------------

                                        Title: Senior Vice President
                                               --------------------------

                                        RESORT SERVICES, INC.


                                        By:  /s/ Kay F. Gow
                                             ----------------------------

                                        Title: President
                                               --------------------------

                                        /s/ Kay F. Gow
                                        ---------------------------------
                                        Dr. Kay F. Gow


                                        /s/ Robert T. Gow
                                        ---------------------------------
                                        Robert T. Gow

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